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                                                                  CONFORMED COPY


Exhibit 10.2




                           CASH MANAGEMENT AGREEMENT


                                     among


                        MORGAN STANLEY AIRCRAFT FINANCE


                             BANKERS TRUST COMPANY


                                      and


                    THE ENTITIES LISTED ON APPENDIX A HERETO





                           Dated as of March 3, 1998



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                               TABLE OF CONTENTS
                                 _____________

                                                                            PAGE
                                                                            ----

                                   ARTICLE 1
                                  DEFINITIONS

SECTION 1.01.  Definitions ...............................................  2

                                   ARTICLE 2
                     APPOINTMENT; CASH MANAGEMENT SERVICES

SECTION 2.01.  Appointment ...............................................  4
SECTION 2.02.  Investments of Cash .......................................  4
SECTION 2.03.  Additional Aircraft .......................................  4


                                   ARTICLE 3
                STANDARD OF PERFORMANCE; LIABILITY AND INDEMNITY

SECTION 3.01.  Standard of Performance ...................................  4
SECTION 3.02.  Liability and Indemnity ...................................  4


                                   ARTICLE 4
                           CASH MANAGER UNDERTAKINGS

SECTION 4.01.  Cash Manager Undertakings .................................  5

                                   ARTICLE 5
                           UNDERTAKINGS OF MSAF GROUP

SECTION 5.01.  Cooperation ...............................................  7
SECTION 5.02.  Information ...............................................  7
SECTION 5.03.  Scope of Services .........................................  7
SECTION 5.04.  Ratification ..............................................  8


                                   ARTICLE 6
                       CASH MANAGEMENT FEES AND EXPENSES

SECTION 6.01.  Cash Management Fees ......................................  8
SECTION 6.02.  Expenses ..................................................  8


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                                                                            PAGE


                                   ARTICLE 7
              TERM; REMOVAL OF OR TERMINATION BY THE CASH MANAGER

SECTION 7.01.  Term ......................................................   9
SECTION 7.02.  Right to Terminate ........................................   9
SECTION 7.03.  Consequences of Termination ...............................   9
SECTION 7.04.  Survival ..................................................  10


                                   ARTICLE 8
                           ASSIGNMENT AND DELEGATION

SECTION 8.01.  Assignment and Delegation .................................  10


                                   ARTICLE 9
                                 MISCELLANEOUS

SECTION 9.01.  Notices ...................................................  11
SECTION 9.02.  Governing Law .............................................  12
SECTION 9.03.  Jurisdiction ..............................................  12
SECTION 9.04.  WAIVER OF JURY TRIAL ......................................  12
SECTION 9.05.  Counterparts; Third Party Beneficiaries ...................  12
SECTION 9.06.  Entire Agreement ..........................................  13
SECTION 9.07.  Table of Contents; Headings ...............................  13
SECTION 9.08.  Restrictions on Disclosure ................................  13
SECTION 9.09.  No Partnership ............................................  13
SECTION 9.10.  Duties and Liabilities of the Cash Manager Generally ......  14
SECTION 9.11.  Concerning the Security Trustee ...........................  16



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     CASH MANAGEMENT AGREEMENT dated as of March 3, 1998, among Morgan Stanley
Aircraft Finance ("MSAF"), a statutory trust established under the laws of the State of Delaware, Bankers Trust Company, a New York banking corporation, in its capacity as trustee under the Security Trust Agreement (the "SECURITY TRUSTEE") and in its capacity as cash manager (the "CASH MANAGER") and the subsidiaries of MSAF, each listed on Appendix A hereto (collectively with MSAF, the "MSAF GROUP").

     For the consideration set forth herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the Cash Manager, MSAF and the other MSAF Group Members agree as follows:


                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings. Unless otherwise defined herein, all capitalized terms used but not defined herein have the meanings assigned to such terms in the Indenture.

     "AIRCRAFT" has the meaning assigned to such term in the Asset Purchase Agreement.

     "AFTER-TAX BASIS" means on a basis such that any payment received, deemed to have been received or receivable by any Person shall, if necessary, be supplemented by a further payment to that Person so that the sum of the two payments shall, after deduction of all U.S. federal, state, local and foreign Taxes, penalties, fines, interest, additions to Tax and other charges resulting from the receipt (actual or constructive) or accrual of such payments imposed by or under any U.S. federal, state, local or foreign law or Governmental Authority (after taking into account any current deduction to which such Person shall be entitled with respect to the amount that gave rise to the underlying payment) be equal to the payment received, deemed to have been received or receivable.

     "ASSET PURCHASE AGREEMENT" means the Asset Purchase Agreement dated as of November 10, 1997 between International Lease Finance Corporation and MSAF.

     "CASH MANAGEMENT SERVICES" has the meaning assigned to such term in Section
2.01 hereof.


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     "CLOSING DATE" means March 3, 1998.

     "GOVERNMENTAL AUTHORITY" means any court, administrative agency or commission or other governmental agency or instrumentality (or any officer or representative thereof) domestic, foreign or international, of competent jurisdiction including, without limitation, the European Union.

     "INDENTURE" means the Indenture dated as of March 3, 1998, between MSAF and the Trustee.

     "REPRESENTATIVES" with respect to any Person means the officers, directors, employees, advisors and agents of such Person.

     "STANDARD OF PERFORMANCE" has the meaning assigned to such term in Section
3.01 hereof.



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                                   ARTICLE 2

                     APPOINTMENT; CASH MANAGEMENT SERVICES

     SECTION 2.01. Appointment. (a) The Security Trustee, on behalf of the MSAF Group Members, and is hereby directed by the MSAF Group Members to so appoint, hereby appoints the Cash Manager as the provider to MSAF Group of the cash management services set forth in Section 2.02 below herein and in Section
3.02 of the Indenture (the "CASH MANAGEMENT SERVICES").

     (b) The Cash Manager hereby accepts such appointment and agrees to perform the Cash Management Services on the terms and subject to the conditions set forth in this Agreement.

     SECTION 2.02. Investments of Cash. In connection with MSAF's acquisition of the Aircraft and the issuance of the Notes, the Cash Manager shall at the direction of MSAF (or, following the giving of a Default Notice at the direction of the Security Trustee) invest and reinvest the funds on deposit in the Accounts as permitted by and in accordance with Section 3.02 of the Indenture.

     SECTION 2.03. Additional Aircraft. In the event that MSAF Group shall acquire any Additional Aircraft and notwithstanding that MSAF Group may retain different Service Providers for such Additional Aircraft, the Cash Manager, upon receipt of written notice of such purchase, hereby agrees to provide the same Cash Management Services with respect to all such Additional Aircraft.


                                   ARTICLE 3

                STANDARD OF PERFORMANCE; LIABILITY AND INDEMNITY

     SECTION 3.01. Standard of Performance. The Cash Manager will devote the same amount of time and attention to, and shall be required to exercise the same level of skill, care and diligence in the performance of its services as a prudent businessperson would in administering such services on its own behalf (the "STANDARD OF PERFORMANCE").

     SECTION 3.02. Liability and Indemnity. (a) The Cash Manager shall not be liable for any Losses or Taxes to or of, or payable by, any MSAF Group Member at any time from any cause whatsoever or any Losses or Taxes directly or indirectly arising out of or in connection with or related to the performance by the Cash Manager of this Agreement, including Losses resulting from any investments in any Permitted Account Investment or any investment losses resulting from such investments or from the liquidation of such investments prior to the stated maturity thereof unless such Losses or Taxes are the result of the


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Cash Manager's own gross negligence (or simple negligence in the handling of funds), willful misconduct, deceit or fraud or that of any of its directors, officers, agents or employees, as the case may be.

     (b) Subject to and in accordance with the provisions of the Indenture, MSAF and the other MSAF Group Members do hereby assume liability for and do hereby jointly and severally agree to indemnify, reimburse and hold harmless on an After-Tax Basis the Cash Manager, its directors, officers, agents and employees and each of them from any and all Losses or Taxes of any nature that may be imposed on, incurred by or asserted against any of them arising out of, in connection with or related to the Cash Manager's performance under this Agreement or any agreement, instrument or document executed in connection herewith (including any Losses or Taxes incurred by the Cash Manager as a result of indemnifying any Person to whom it shall have delegated its obligations hereunder in accordance with Section 8.01, but only to the extent the Cash Manager would have been indemnified had it performed such obligations), except as a result of the gross negligence (or simple negligence in the handling of funds), willful misconduct, deceit or fraud of the Cash Manager or any of its directors, officers, agents or employees, as the case may be. This indemnity shall expressly inure to the benefit of any director, officer, agent or employee of the Cash Manager and to the benefit of any successor of the Cash Manager and shall survive the expiration or termination of this Agreement and the resignation of or the earlier removal of the Cash Manager.


                                   ARTICLE 4

                           CASH MANAGER UNDERTAKINGS

     SECTION 4.01. Cash Manager Undertakings. The Cash Manager hereby covenants with MSAF Group as follows:

     (a) if the Cash Manager receives any funds whatsoever under this Agreement or any Relevant Document, which funds have been clearly identified as belonging to any MSAF Group Member or are to be paid to any MSAF Group Member or into any Account pursuant to this Agreement, any Relevant Document or otherwise, then the Cash Manager shall (i) hold such funds in trust for the Security Trustee, (ii) keep such funds separate from all other funds belonging to the Cash Manager and
(iii) as soon as administratively practicable following receipt thereof, pay the same into the appropriate Account in accordance with the terms hereof;


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     (b) the Cash Manager shall comply with all lawful directions, orders and instructions which the Security Trustee may from time to time give to it in writing which are in accordance with the provisions of this Agreement and the Indenture;

     (c) the Cash Manager shall not knowingly fail to comply with any legal requirements in the performance of the Cash Management Services;

     (d) the Cash Manager shall make all payments required to be made by it at anytime and from time to time pursuant to this Agreement on the required date for payment thereof and shall turn over any amounts owed to the Security Trustee or the MSAF Group without set-off or counterclaim;

     (e) the Cash Manager shall cooperate with MSAF Group, the Administrative Agent and the Trustee and their respective agents, directors or trustees (including by providing such information as may reasonably be requested at any time and from time to time) to permit MSAF Group and the Administrative Agent to monitor the Cash Manager's compliance with its obligations under this Agreement;

     (f) the Cash Manager is acting hereunder as the agent of the Security Trustee and, except in relation to any money erroneously received by the Cash Manager by way of deposit into any of the Cash Manager's bank accounts (which shall be held in trust by the Cash Manager on behalf of the Security Trustee and deposited into the appropriate Account as soon as reasonably practicable), neither the Cash Manager nor any of its affiliates shall be under any fiduciary duty or other implied obligation or duty to any MSAF Group Member or any holder of any securities issued by any MSAF Group Member, any Lessee or any other Person arising out of this Agreement; and

     (g) the Cash Manager shall not take any steps for the purpose of procuring the appointment of any administrative receiver or the making of any administrative order or for instituting any bankruptcy, reorganization, arrangement, insolvency, winding up, liquidation, composition or any like proceedings under the laws of any jurisdiction in respect of any MSAF Group Member or in respect of any of their respective liabilities, including, without limitation, as a result of any claim or interest of the Cash Manager or any of its affiliates.


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                                   ARTICLE 5
                           UNDERTAKINGS OF MSAF GROUP

     SECTION 5.01.  Cooperation.   MSAF and the other MSAF Group Members shall
use commercially reasonable efforts to cause each other Service Provider, including, without limitation, the Administrative Agent, to cooperate at all times with the Cash Manager to enable the Cash Manager to provide the Cash Management Services, including providing the Cash Manager with all powers of attorney and such information as may be reasonably necessary or appropriate for the Cash Manager to perform the Cash Management Services.

     SECTION 5.02. Information. MSAF will provide the Cash Manager with the following information in respect of itself and each other MSAF Group Member:

     (a) names of and contact information with respect to the controlling trustees or board for each MSAF Group Member and the Administrative Agent; and

     (b) such other information as is necessary to the Cash Manager's performance of the Cash Management Services;

     provided, that such information referred to in paragraph (a) shall be provided to the Cash Manager upon execution of this Agreement and, with respect to the information noted in paragraph (b), upon request and, in respect of any amendment or changes to the information provided to the Cash Manager upon execution of this Agreement, promptly following the effectiveness of such amendments or changes.

     SECTION 5.03. Scope of Services. (a) In the event that any MSAF Group Member enters into any agreement, amendment or other modification of any Relevant Document or shall take any other action that has the effect of increasing in any material respect the scope, nature or level of the Cash Management Services, MSAF shall provide written notice thereof to the Cash Manager, and the Cash Manager shall not be obligated to perform such affected Cash Management Services to the extent of such increase unless and until the Cash Manager and MSAF Group shall agree on the terms on which such increased Cash Management Services shall be provided. MSAF Group shall engage another Person, at its sole cost and expense, to perform the affected or increased Cash Management Services without the prior written consent of the Cash Manager if they determine, in their discretion, that timely agreement with the Cash Manager for the performance of such services cannot be reached on commercially reasonable terms.


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     (b) In the event that MSAF Group shall acquire Additional Aircraft, MSAF
Group shall so notify in writing the Cash Manager and the Cash Manager shall be obligated to provide the Cash Management Services with respect to such Additional Aircraft in accordance with Section 2.03 hereof.


     SECTION 5.04. Ratification. (a) MSAF and the other MSAF Group Members hereby ratify and confirm, and agree to ratify and confirm (and shall furnish written evidence thereof upon request of the Cash Manager), of any act or omission of the Cash Manager in accordance with this Agreement in the exercise of any of the powers or authorities conferred upon the Cash Manager under the terms of this Agreement, it being expressly understood and agreed that none of the foregoing shall have any obligation to ratify and confirm, and expressly do not ratify and confirm, any act or omission of the Cash Manager in violation of the this Agreement or the Standard of Performance.

     (b) MSAF hereby undertakes to procure that any subsidiary of MSAF formed or acquired after the date hereof shall execute an agreement with the Cash Manager adopting and confirming, as regards such subsidiary, the terms of this Agreement and agreeing to ratify anything done by the Cash Manager in connection herewith.



                                   ARTICLE 6
                       CASH MANAGEMENT FEES AND EXPENSES

     SECTION 6.01. Cash Management Fees. (a) In consideration of the Cash Manager's performance of the Cash Management Services, MSAF shall pay to the Cash Manager an annual fee (the "CASH MANAGEMENT FEE") as agreed pursuant to a separate agreement between the Cash Manager and MSAF.

     SECTION 6.02. Expenses. The Cash Manager shall be responsible for all costs and expenses relating to or associated with the Cash Manager's performance of its duties as set forth in this Agreement, other than such costs as are expressly stated herein to be an expense or cost of MSAF Group.


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                                   ARTICLE 7

              TERM; REMOVAL OF OR TERMINATION BY THE CASH MANAGER

     SECTION 7.01. Term. This Agreement shall have a term commencing on the Closing Date and expiring on the date of payment in full of all amounts outstanding to be paid on the MSAF Group Notes. During such term, this Agreement shall not be terminable by either party except as expressly provided in this Article 7.

     SECTION 7.02. Right to Terminate. (a) At any time during the term of this Agreement, MSAF Group shall be entitled to terminate this Agreement on 90 days notice.

     (b) At any time during the term of this Agreement, the Cash Manager shall be entitled to terminate this Agreement on 90 days notice.

     (c) No termination of this Agreement by MSAF Group pursuant to Section 7.02(a) and no termination by the Cash Manager pursuant to Section 7.02(b) shall become effective prior to the date of appointment by MSAF Group of a successor cash manager and the acceptance of such appointment by such successor cash manager; provided, however, that in the event that a successor cash manager shall not have been appointed within 90 days after such termination, the Cash Manager may petition any court of competent jurisdiction for the appointment of a successor cash manager. Upon action by either party pursuant to the provisions of this Section 7.02(c), the Cash Manager shall be entitled to the payment of any compensation owed to it hereunder in connection with all services rendered by it hereunder, as provided in Article 6 hereof, and for so long as the Cash Manager is continuing to perform any of the Cash Management Services for any MSAF Group Member, the Cash Manager shall be entitled to continue to be paid all amounts due to it hereunder, net of any amounts that shall have been finally adjudicated by a court of competent jurisdiction to be owed by the Cash Manager to MSAF Group or not to be due to the Cash Manager, until a successor cash manager shall have been appointed and shall have accepted such appointment in accordance with the provisions of Section 7.02(c).

     SECTION 7.03. Consequences of Termination. (a) Notices. (i) Following the termination of this Agreement by MSAF Group or the Cash Manager pursuant to
Section 7.02 and the replacement of the Cash Manager by a successor cash manager pursuant to Section 7.02, the former Cash Manager will promptly forward to the successor cash manager and MSAF Group any notices and accounting reports (or copies thereof) received by it during the year immediately after termination.


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          (ii) MSAF Group will promptly notify any relevant third party, including the Rating Agencies, the Trustee and the Administrative Agent, of the removal of the Cash Manager or the termination of this Agreement by MSAF Group or by the Cash Manager and will request that all such notices and accounting reports and communications to the Cash Manager thereafter be made or given directly to the successor Cash Manager and MSAF Group.

     (b) Accrued Rights. A termination of this Agreement by MSAF Group or by the Cash Manager hereunder shall not affect the respective rights and liabilities of any party accrued prior to such termination in respect of any prior breaches hereof or otherwise.

     (c) Replacement. If this Agreement is terminated by MSAF Group or by the Cash Manager under Section 7.02 and the Cash Manager is replaced by a successor cash manager under Section 7.02, such former Cash Manager will cooperate with such successor cash manager, including providing such successor cash manager with all information and documents reasonably requested.

     SECTION 7.04. Survival. Notwithstanding any termination or the expiration of this Agreement, the obligations of MSAF Group and the Cash Manager under Sections 3.02 and 6.01 (to the extent any fees due and owing through such date of termination remain unpaid) shall survive such termination or expiration, as the case may be.


                                   ARTICLE 8

                           ASSIGNMENT AND DELEGATION

     SECTION 8.01. Assignment and Delegation. (a) No party to this Agreement shall assign or delegate or otherwise subcontract this Agreement or all or any part of its rights or obligations hereunder to any other person without the prior written consent of the other parties, such consent not to be unreasonably withheld.

     (b) Without limiting the foregoing, any Person who shall become a successor by assignment or otherwise of any party hereto shall be required, as a condition to the effectiveness of any such assignment or other arrangement to become a party to this Agreement.


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                                   ARTICLE 9

                                 MISCELLANEOUS

SECTION 9.01. Notices. All notices, consents, directions, approvals, instructions, requests and other communications required or permitted by this Agreement to be given to any Person shall be in writing, and any such notice shall become effective five Business Days after being deposited in the mails, first-class, certified or registered, return receipt requested, with appropriate postage prepaid for first class mail, or if delivered by hand or courier service or in the form of a facsimile, when received (and, in the case of a facsimile, receipt of such facsimile is confirmed to the sender), and shall be directed to the address or facsimile number of such Person set forth below:

If to MSAF and the other MSAF Group Members, to:

     Morgan Stanley Aircraft Finance
     c/o Wilmington Trust Company
     Attention: Corporate Trust Administration
     1100 North Market Street
     Rodney Square North
     Wilmington, Delaware 19890
     Fax: (302) 651-8882

     with a copy to:

     Davis Polk & Wardwell
     1 Frederick's Place
     London EC2R 8AB
     Attention: Mr. Tom Reid
     Fax: + 44-171-418 1400

     and

     Morgan Stanley & Co. International Limited
     25 Cabot Square
     Canary Wharf
     London E14 4QA
     Attention: Mr. Scott Peterson
     Fax: + 44-171-415 4328

If to the Cash Manager, to it at:


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     Bankers Trust Company
     Attention: Corporate Trust and Agency Services Structured Finance Four Albany Street, 10th Floor
     New York, NY 10006
     Fax: +1 212 250 6439

     From time to time any party to such agreement may designate a new address or number for purposes of notice thereunder by notice to each of the other parties thereto.

     SECTION 9.02. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 9.03. Jurisdiction. Except as otherwise expressly provided in this Agreement, the parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in the United States District Court for the Southern District of New York or any other New York State court sitting in New York City, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 9.01 shall be deemed effective service of process on such party.

     SECTION 9.04. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION 9.05. Counterparts; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.



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     SECTION 9.06.  Entire Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

     SECTION 9.07. Table of Contents; Headings. The table of contents and headings of the various articles, sections and other subdivisions of such agreement are for convenience of reference only and shall not modify, define or limit any of the terms or provisions of such agreement.

     SECTION 9.08. Restrictions on Disclosure. The Cash Manager agrees that it shall not, prior to the termination or expiration of this Agreement or within the three years after such termination or expiration, disclose to any Person any confidential or proprietary information, whether of a technical, financial, commercial or other nature, received directly or indirectly from MSAF Group regarding MSAF Group or its business or the Aircraft.

     Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known, or information obtained by the Cash Manager from sources other than a MSAF Group Member, (ii) disclosure of any and all information (A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory body having or claiming authority to regulate or oversee any respects of the Cash Manager's business or that of its affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Cash Manager or an affiliate or an officer, director, employer or shareholder thereof is a party, (D) in any preliminary or final offering circular, registration statement or contract or other document pertaining to the transactions contemplated by the Agreement approved in advance by any MSAF Group Member or (E) to any affiliate, independent or internal auditor, agent, employee or attorney of the Cash Manager having a need to know the same, provided that the Cash Manager advises such recipient of the confidential nature of the information being disclosed, or (iii) any other disclosure authorized by any MSAF Group Member.

     SECTION 9.9. No Partnership. (a) It is expressly recognized and acknowledged that this Agreement is not intended to create a partnership, joint venture or other similar arrangement between any MSAF Group Member or Members on the one part and the Cash Manager on the other part. It is also expressly understood that any actions taken on behalf of any MSAF Group Member by the Cash Manager shall be taken as agent for such MSAF Group Member, either naming the relevant MSAF Group Member, or naming the Cash Manager as agent for an undisclosed principal. No MSAF Group Member shall


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hold itself out as a partner of the Cash Manager, and the Cash Manager will not hold itself out as a partner of any MSAF Group Member.

     (b) The Cash Manager shall not have any fiduciary duty or other implied obligations or duties to any MSAF Group Member, any Lessee or any other Person arising out of this Agreement.

     SECTION 9.10. Duties and Liabilities of the Cash Manager Generally. (a) The Cash Manager undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. The Cash Manager shall not have any duties or responsibilities except those expressly set forth in this Agreement or be a trustee for or have any fiduciary obligation to any party hereto.

     (b) In the absence of bad faith on the part of the Cash Manager, the Cash Manager may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Cash Manager which conform to the requirements of this Agreement.

     (c) The Cash Manager shall not be liable for any error of judgment made in good faith by an officer or officers of the Cash Manager, unless it shall be conclusively determined by a court of competent jurisdiction that the Cash Manager was grossly negligent in ascertaining the pertinent facts (or simply negligent in the handling of funds).

     (d) The Cash Manager shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction of the Security Trustee or any MSAF Group Member, as the case may be, given under this Agreement.

     (e) None of the provisions of this Agreement shall require the Cash Manager to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

     (f) The Cash Manager may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

     (g) Whenever in the administration of the provisions of this Agreement the Cash Manager shall deem it necessary or desirable that a matter be proved or

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established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or bad faith on the part of the Cash Manager, be deemed to be conclusively proved and established by an Officer's Certificate of the Security Trustee or a MSAF Group Member, and delivered to the Cash Manager and such certificate, in the absence of gross negligence, willful misconduct, deceit or fraud on the part of the Cash
Manager, shall be full warrant to the Cash Manager for any action taken, suffered or omitted by it under the provisions of this Agreement upon the faith thereof.

     (h) The Cash Manager may consult with counsel and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

     (i) The Cash Manager shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document.

     (j) Any corporation into which the Cash Manager may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Cash Manager shall be a party, or any corporation succeeding to the business of the Cash Manager shall be the successor of the Cash Manager hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

     (k) Neither the Cash Manager nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted under this Agreement or in connection therewith except to the extent caused by the Cash Manager's gross negligence (or simple negligence in the handling of funds), willful misconduct, deceit or fraud, as determined by the final judgment of a court of competent jurisdiction, no longer subject to appeal or review. The parties each (for itself and any person or entity claiming through it) hereby releases, waives, discharges, exculpates and covenants not to sue the Cash Manager for any action taken or omitted under this Agreement except to the extent caused by the Cash Manager's gross negligence (or simple negligence in the handling of funds), willful misconduct, deceit or fraud. Anything in this Agreement to the contrary notwithstanding, in no event shall the Cash Manager be liable for special, indirect or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if the Cash Manager has been advised of the likelihood of such losses or damages and regardless of the form of action.

     SECTION 9.11. Concerning the Security Trustee. In respect of the Security Trustee's performance of appointing the Cash Manager to provide the Cash Management Services, the Security Trustee shall be afforded all of the rights, protections, immunities and indemnities contained in the Security Trust Agreement as if such rights, protections, immunities and indemnities were specifically set forth herein.

     IN WITNESS WHEREOF, this Agreement has been duly executed on the date first written above.

                              MORGAN STANLEY AIRCRAFT FINANCE

                              By: /s/ Karl Essig
                                  ---------------------------
                                  Name: Karl Essig
                                  Title: Signatory Trustee


                              BANKERS TRUST COMPANY, as Cash Manager

                              By: /s/ Patricia M.F. Russo
                                  ---------------------------
                                  Name: Patricia M.F. Russo
                                  Title: Vice President


                              BANKERS TRUST COMPANY, not in its individual capacity, but solely as Security Trustee

                              By: /s/ Patricia M.F. Russo
                                  ---------------------------
                                  Name: Patricia M.F. Russo
                                  Title: Vice President


                              MSA I

                              By: /s/ Scott Peterson
                                  ---------------------------
                                  Name: Scott Peterson
                                  Title: Signatory Trustee


                              REDFLY (UK) LIMITED

                              By: /s/ Maurice Mason
                                  ---------------------------
                                  Name: Maurice Mason
                                  Title: Chairman

                              /s/ Maurice Mason
                              -------------------------------

                              SIGNED SEALED AND DELIVERED for and on behalf of GREENFLY (IRELAND) LIMITED, by Maurice Mason its duly authorized attorney in fact in the presence of:



                              AIRCRAFT SPC-5, INC.

                              By: /s/ Maurice Mason
                                  ---------------------------
                                  Name: Maurice Mason
                                  Title: President

                                                                      APPENDIX A



                                     MSA I
                             Aircraft SPC-5, Inc.,
                           Greenfly (Ireland) Limited
                              Redfly (UK) Limited